Label	Element	Value
Prospectus:	rr_ProspectusTable
Document Type	dei_DocumentType	497
Document Period End Date	dei_DocumentPeriodEndDate	Nov. 30, 2017
Entity Registrant Name	dei_EntityRegistrantName	Global X Funds
Central Index Key	dei_EntityCentralIndexKey	0001432353
Amendment Flag	dei_AmendmentFlag	false
Document Creation Date	dei_DocumentCreationDate	Sep. 14, 2018
Document Effective Date	dei_DocumentEffectiveDate	Sep. 14, 2018
Prospectus Date	rr_ProspectusDate	Apr. 01, 2018
Global X Funds | Global X Iconic U.S. Brands ETF Series
Prospectus:	rr_ProspectusTable
Supplemental Information [Text Block]	cik0001432353_SupplementalInformationTextBlock
Global X Iconic U.S. Brands ETF (LOGO)

a series of the
Global X Funds

Supplement dated September 14, 2018
to the Summary Prospectus, Prospectus
and Statement of Additional Information, each
dated April 1, 2018, as may be further supplemented

The Board of Trustees (“Board”) of the Global X Funds (“Trust”), based upon the recommendation of Global X Management Company LLC (“Adviser”), the Trust’s adviser, on September 13, 2018, determined to liquidate and terminate the Global X Iconic U.S. Brands ETF (the “Fund”). Due to the Fund’s assets remaining quite small and the expectation that the assets of the Fund will not grow sufficiently in the foreseeable future, the Adviser believes that it is in the best interests of the Fund and its shareholders for the Fund’s business and operations not to continue. After considering all of the information presented to the Board, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.  As of the close of regular trading on the Cboe BZX Exchange. (“Cboe”) on September 28, 2018 (“Closing Date”), the shares of the Fund will cease trading on the Cboe and will be closed to purchases by investors. Effective immediately, the Fund no longer will accept creation orders.

Shareholders may sell their holdings in the Fund prior to the close of regular trading on the Closing Date and customary brokerage charges may apply to these transactions.  Prior to the Closing Date, the Fund will be in the process of winding up its operations in an orderly fashion and liquidating its portfolio. This necessary process will result in the Fund not tracking its underlying index and increasing its cash holdings, which may not be consistent with the Fund’s investment objective and strategy.

On or about October 5, 2018, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares in an amount equal to the net asset value of their shares as of the close of business on that date. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, the Fund will terminate. The Adviser will bear all fees and expenses that may be incurred in connection with the liquidation of the Fund and the distribution of cash proceeds to investors in the Fund, other than brokerage fees and expenses.

For more information, please contact the Fund at 1-888-493-8631.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE